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                                                                   EXHIBIT 10.62

                         SECOND AMENDMENT TO AGREEMENT
                              OF PURCHASE AND SALE



     THIS SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (the "Amendment") is made as of this 5th day of November, 1997 by and between BIG 4 FARMING LLC,a limited liability company ("Buyer"), and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("Seller").

                                    RECITAL

      Buyer and Seller entered into a certain Agreement for Purchase and Sale dated as of August 29, 1997, which was further amended by a First Amendment to Agreement of Purchase and Sale dated September 26, 1997 (collectively, the "Agreement"). Buyer and Seller wish to amend the Agreement to (a) provide that the Due Diligence Period, as defined in the Agreement, shall expire on a date no later than November 5, 1997, except as provided herein; (b) provide for an increase in the Deposit required of Buyer hereunder; (c) provide for an indemnity of Buyer by Seller on the terms and conditions provided herein and in the attached Exhibit A, and to make certain conforming changes to the Agreement
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in connection therewith (d) to provide that the Closing Date shall be a date no later than December 15, 1997, unless extended as provided herein; (e) provide that Seller shall use reasonable efforts, during the Due Diligence Period, to issue to the Kern/Tulare Water Storage District a corrective deed to certain reservoir property more particularly described in Exhibit B to this Agreement.
                                                  ---------
      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

1.  DEFINITIONS. All capitalized terms used in this Amendment and not defined in
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this Amendment shall have the meanings ascribed in the Agreement. From and after the date of this Amendment, the term "Agreement", as used in the Agreement shall mean the Agreement as amended by this Amendment.

2.  DUE DILIGENCE PERIOD. Seller agrees that notwithstanding anything to the
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contrary contained in the Agreement, the Due Diligence Period shall be extended to NOVEMBER 5, 1997.

3.  AMENDMENTS TO AGREEMENT.
    ------------------------

    a) SECTION 2.2 of the Agreement is hereby deleted and replaced in its entirety with the following (substantive changes are indicated by bold underlined text):

        Section 2.2 Purchase Price. The Purchase Price for the Property
                    --------------
        (the "Purchase Price") shall be Six Million Seven Hundred Fifty Thousand Dollars ($6,750,000.00). Buyer shall pay to Seller the Purchase Price in the following manner:

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     (a)      BUYER HAS DEPOSITED TWO HUNDRED FIFTY THOUSAND DOLLARS
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     ($250,000.00) WITH THE TITLE COMPANY, WHICH THE TITLE COMPANY HAS PLACED IN
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     AN INTEREST BEARING ACCOUNT. AT THE EXPIRATION OF THE DUE DILIGENCE PERIOD,
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     PROVIDED THAT BUYER HAS NOT ELECTED TO WITHDRAW AS PROVIDED IN SECTION 4.3,
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     BUYER SHALL DEPOSIT AN ADDITIONAL SEVEN HUNDRED FIFTY THOUSAND DOLLARS
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     ($750,000.00) WITH THE TITLE COMPANY WHICH THE TITLE COMPANY SHALL PLACE IN
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     THE SAME INTEREST BEARING ACCOUNT, SO THAT THE TOTAL DEPOSIT SHALL EQUAL
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     ONE MILLION DOLLARS ($1,000,000.00) PLUS ACCRUED INTEREST. Such funds, when
     ----------------------------------------------------------
     deposited with the Title Company, and all interest earned thereon, shall be referred to as the "Deposit." The Deposit shall be non-refundable upon the earlier of (i) Buyer's written approval of all due diligence matters related to the Property pursuant to Article 4 or (ii) the expiration of the Due Diligence Period, except as provided in Section 4.5 which provides for
                                                 -----------
     a refund of the Deposit in case of a termination of this Agreement due to Seller's inability or unwillingness to cure or for any other reason specified in Section 4.5.
                  -----------

     (b)     IN THE EVENT THAT, AT BUYER'S REQUEST AND DELIVERY OF THE NOTICE
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     DESCRIBED IN PARAGRAPH 5 OF THIS SECOND AMENDMENT, THE CLOSING DATE IS
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     EXTENDED TO THE EXTENDED CLOSING DATE (AS DEFINED BELOW), THE TITLE COMPANY
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     SHALL IMMEDIATELY AND WITHOUT FURTHER INSTRUCTION, NOTICE OR REQUEST FROM
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     EITHER PARTY, RELEASE AND DELIVER THE ENTIRE DEPOSIT TO SELLER.
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     NOTWITHSTANDING THE FOREGOING, IF BUYER PERFORMS ALL OF ITS OBLIGATIONS
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     UNDER THIS AGREEMENT ON OR BEFORE THE EXTENDED CLOSING DATE, THEN UPON THE
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     CLOSE OF ESCROW, SELLER WILL CREDIT THE PURCHASE PRICE FOR BUYER'S BENEFIT
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     IN AN AMOUNT EQUAL TO THE DEPOSIT DISBURSED TO SELLER. CONCURRENTLY WITH
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     BUYER'S NOTICE AND REQUEST FOR EXTENSION OF THE CLOSING DATE AS PROVIDED
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     IN PARAGRAPH 5 OF THIS SECOND AMENDMENT, BUYER SHALL DEPOSIT AN ADDITIONAL
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     ONE MILLION DOLLARS ($1,000,000.00) WITH THE TITLE COMPANY, WHICH THE
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     TITLE COMPANY SHALL DEPOSIT INTO AN INTEREST BEARING ACCOUNT. SUCH
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     ADDITIONAL FUNDS AND ALL INTEREST EARNED THEREON SHALL BE REFERRED TO AS
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     THE "EXTENSION DEPOSIT." THE EXTENSION DEPOSIT SHALL BE NON-RUFUNDABLE AND
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     SHALL BE PAID TO SELLER ON ACCOUNT OF THE PURCHASE PRICE AT THE CLOSE OF
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     ESCROW OR AS LIQUIDATED DAMAGES IN THE EVENT OF BUYER'S DEFAULT AS
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     PROVIDED IN SECTION 11.12, EXCEPT AS PROVIDED IN SECTION 4.5 WHICH
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     PROVIDES FOR A REFUND OF THE DEPOSIT OR THE EXTENSION DEPOSIT IN CASE OF A
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     TERMINATION OF THIS AGREEMENT DUE TO SELLER'S INABILITY OR UNWILLINGNESS
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     TO CURE OR FOR ANY OTHER REASON SPECIFIED IN SECTION 4.5.
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     (c)     Seller shall provide purchase money financing in the amount of Four
     Million Fifty Thousand Dollars ($4,050,000.00) (the "Purchase Money Financing"), subject, however, to the terms and conditions of an
     Application for First Mortgage Loan to be made by Buyer in favor of Seller and the other terms and conditions set forth in Section 4 8.
                                                     -----------

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             (d)     On The Closing Date OR THE EXTENDED CLOSING DATE, AS THE
                                         ------------------------------------
     CASE MAY BE, Buyer shall deposit with TITLE COMPANY by federal wire
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     transfer or cashier's check the remaining balance of the PURCHASE PRICE
     (I.E., MINUS THE DEPOSIT AND THE EXTENSION DEPOSIT, IF APPLICABLE, HELD BY
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     TITLE COMPANY OR SELLER, AND THE PURCHASE MONEY FINANCING), plus or minus
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     closing adjustments and prorations, if any.

     b)      SECTION 4.5 of the Agreement is hereby amended by replacing the
             -----------
     last sentence thereof with the following (substantive changes are indicated by bold underlined text):

             If any of the foregoing events shall occur, all funds theretofore deposited in escrow by Buyer OR PAID BY BUYER TO SELLER OUTSIDE OF ESCROW
                                  --------------------------------------------
     OR RELEASED FROM ESCROW TO SELLER, including the Deposit AND THE EXTENSION
     ---------------------------------                        -----------------
     DEPOSIT, together with all interest accrued thereon, shall immediately be
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     returned to Buyer, and all documents theretofore deposited in escrow by
     Buyer or Seller shall be returned to the party on whose behalf they were deposited.

     c)      SECTION 4.6 of the Agreement is hereby deleted and replaced in its
             -----------
     entirety with the following (substantive changes are indicated by bold underlined text):

             Section 4.6   "AS-IS" Sale. Except to the extent specifically
                           ------------
             provided to the contrary in this paragraph, Buyer shall rely solely on its own investigations with respect to all matters related to the Property, including, without limitation, the physical or environmental condition of the Property and any water rights or the sufficiency of any water supplies to the Property, or matters related to the zoning, marketability, economic viability or the value of the Property. Buyer acknowledges that (a) Seller has not made, nor shall Buyer rely on any statements or representations made by Seller with respect to any matters related to the Property, other than any representations and warranties OR WRITTEN
                                                           ----------
             INDEMNITIES set forth in this Agreement, INCLUDING ANY AMENDMENTS
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             THERETO AND any and all exhibits thereto (which representations and
             -----------
             warranties shall be deemed to include the warranties of title implicit in the Grant Deed); (b) all documents and instruments delivered to or made available to Buyer have been provided without representation or warranty whatsoever, other than the representations and warranties set forth in this Agreement and (c) Buyer has represented to Seller, and Seller has expressed its reliance upon Buyer's representation that Buyer is a sophisticated investor in properties such as the Property and has or has available to it the expertise to properly and fully investigate all matters related to the physical condition, zoning, marketability, economic viability or value of the Property. Buyer shall accept the Property in "AS-IS" condition without representation or warranty of Seller whatsoever, except as expressly set forth in this Agreement and the exhibits thereto (including any warranties as to title set implicit in the Grant
             Deed).

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             Buyer agrees that, from and after the Closing Date, Buyer, for itself and its agents, affiliates, successors and assigns, hereby RELEASES AND FOREVER DISCHARGES Seller, its agents, affiliates, successors and assignees from, and waives any right to proceed against Seller for, any and all rights, claims and demands at law or in equity relating to the physical, environmental, economic or legal condition of the Property. Notwithstanding the foregoing, Buyer expressly reserves any and all claims and demands at law or in equity arising from (i) breach of any warranties as to title implicit in the Grant Deed; (ii) the falseness, inaccuracy or breach of any representations, warranties and/or indemnities contained in any bill of sale transferring title to Personal Property and/or improvements and/or in the Assignment of Intangible Property (iii) the knowing falseness or inaccuracy of any representation, warranty or covenant specifically set forth in this Agreement and/or any exhibits thereto (iv) any fraud or intentional misrepresentations OR (V) ANY CLAIMS, DEMANDS OR RIGHTS OF BUYER
                                ---------------------------------------------
             UNDER THAT CERTAIN ENVIRONMENTAL INDEMNITY ATTACHED AS AN EXHIBIT
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             TO THIS AGREEMENT, PURSUANT TO THE SPECIFIC TERMS AND CONDITIONS,
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             AND SUBJECT TO THE LIMITATIONS SET FORTH THEREIN. WITHOUT LIMITING
             ------------------------------------------------
             THE FOREGOING, BUYER HEREBY SPECIFICALLY WAIVES, IN CONNECTION WITH

             THE MATTERS RELEASED ABOVE (PROVIDED THE CLAIMS AND DEMANDS AT LAW

             AND IN EQUITY SPECIFICALLY RESERVED TO BUYER HEREIN ARE EXPRESSLY

             EXCLUDED FROM THE WAIVER OF SUCH PROVISION), THE PROVISIONS OF

             CALIFORNIA CIVIL CODE SECTION 1542 WHICH PROVIDE:

                     "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

             BUYER HEREBY ACKNOWLEDGES THAT BUYER HAS CAREFULLY REVIEWED THIS SUBSECTION AND DISCUSSED ITS IMPACT WITH LEGAL COUNSEL, AND THAT THE PROVISIONS OF THIS SUBSECTION ARE A MATERIAL PART OF THIS AGREEMENT.

                                             /s/ S. Craig Tompkins
                                            ---------------------------
                                                       BUYER


     d)      SECTION 11.12 of the Agreement is hereby deleted and replaced in
             -------------
     its entirety with the following (substantive changes are indicated by bold underlined text):

             SECTION 11.12 LIQUIDATED DAMAGES. IN THE EVENT ALL OF THE
                           ------------------
             CONDITIONS TO BUYER'S OBLIGATION TO PURCHASE THE PROPERTY HAVE BEEN SATISFIED OR WAIVED AND BUYER DOES NOT PURCHASE THE PROPERTY, PROVIDED SELLER HAS PERFORMED EACH AND EVERY OBLIGATION ON ITS PART TO PERFORM HEREUNDER, SELLER SHALL HAVE THE RIGHT TO TERMINATE THIS AGREEMENT FORTHWITH AND WITHOUT

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             FURTHER OBLIGATIONS TO BUYER AND TO OBTAIN IMMEDIATE DISBURSEMENT
             OF AND TO RETAIN THE DEPOSIT AND, PROVIDED THE CLOSING DATE HAS
                                          ----------------------------------
             BEEN EXTENDED TO THE EXTENDED CLOSING DATE, THE EXTENSION DEPOSIT
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             THEN HELD BY TITLE COMPANY. SUCH RETENTION OF THE DEPOSIT AND THE
                          -------------                        ---------------
             EXTENSION DEPOSIT IS NOT INTENDED AS A FORFEITURE OR PENALTY, BUT
             -----------------
             INSTEAD IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER. THE PARTIES ACKNOWLEDGE THAT THE ACTUAL DAMAGES WHICH WOULD RESULT TO SELLER AS A RESULT OF SUCH FAILURE WOULD BE EXTREMELY DIFFICULT TO ESTABLISH. IN ADDITION, BUYER DESIRES TO HAVE A LIMITATION PUT UPON ITS POTENTIAL LIABILITY TO SELLER IN THE EVENT THAT THIS TRANSACTION SHALL FAIL TO CLOSE. BY PLACING THEIR RESPECTIVE INITIALS IN THE SPACES HEREINAFTER PROVIDED, THE PARTIES ACKNOWLEDGE THAT UPON A DEFAULT BY BUYER UNDER THE TERMS OF THIS AGREEMENT SELLER SHALL BE ENTITLED TO LIQUIDATED DAMAGES IN THE AMOUNT OF THE DEPOSIT AND, PROVIDED THE CLOSING DATE HAS BEEN
                                   ---------------------------------------
             EXTENDED TO THE EXTENDED CLOSING DATE, THE EXTENSION DEPOSIT.
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                                    SCT             RTR
                               -------------   -------------
             INITIALS:             BUYER          SELLER


     4.      ENVIRONMENTAL INDEMNITY. As a Closing document, Seller shall
             -----------------------
     deliver an Environmental Indemnity in the form attached hereto as Exhibit
                                                                       -------
     A.
     -

     5.      CLOSING DATE. The Closing Date, as defined in this Agreement, is
             ------------
     hereby changed to be a date no later than December 15, 1997. However, subject to the provisions contained herein, the Closing Date will be extended twenty-eight (28) days to January 12, 1998 (the "Extended Closing Date") provided that, in the reasonable opinion of Buyer's counsel, such additional time is needed in order for the Buyer to comply with any and all securities laws and/or blue sky laws applicable to the distribution by Citadel Holding Corporation to its shareholders of shares of capital stock of a newly formed corporate partner of Buyer's anticipated assignees. Buyer shall request such extension in writing and shall affirmatively represent in writing that Buyer is diligently proceeding with the transaction, and that Buyer believes that it will be able to comply with applicable securities laws and/or blue sky laws by not later than January 12, 1998. The extension to the Extended Closing Date shall not be deemed a waiver of Seller's right to require complete performance of Buyer's obligations by the Extended Closing Date, and shall not be construed as consent to any further or future extensions.

     6.      BUYER'S CONDITION PRECEDENT WITH RESPECT TO RESERVOIR PARCEL. As a
             ------------------------------------------------------------
     condition precedent to Buyer's obligation to purchase the Property, the Kern/Tulare Water Storage District (the "District") shall have accepted and Seller shall have recorded on or before the Closing Date, a corrective deed to and covenant relating to the operation of that certain parcel described in

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     Exhibit B hereto, which constitutes a reservoir (the "Reservoir") that was
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     defectively conveyed to the District by Seller's predecessor in interest, provided (a) Seller shall not be required to expend any significant sums to do so, nor to burden any property of Seller as a condition to such conveyance, (b) if the County of Kern shall require, as a condition to the approval of any such conveyance any condition that shall burden the Property after the Closing Date, Seller will obtain Buyer's approval before agreeing to any such condition, and (c) if despite reasonable efforts Seller is unable to meet the conditions for the recording of such corrective deed on or before the Closing Date, such failure shall not be a default under the Agreement. Buyer hereby consents to Seller's grant to the District of easements or licenses required by District to enable it to access, operate and maintain the Reservoir in substantially the manner that it has during Seller's ownership of the Property, including easements for access, ingress and egress to the Reservoir, the operation, maintenance and repair of the Reservoir, including dams and embankments, the placement of equipment to be used in connection with the Reservoir, the maintenance and repair thereof and to use, repair, maintain and replace existing pipelines that transport irrigation water into the reservoir or otherwise distribute it to the Property. Any other easements required by the District shall be subject to the prior approval of Buyer which shall not be unreasonably withheld or delayed.

     7.      BUYER'S CONDITION PRECEDENT WITH RESPECT TO REPRESENTATION LETTER.
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     As a condition precedent to Buyer's obligation to purchase the property,
     Seller shall have delivered to Buyer not later than thirty (30) days prior to the Closing Date, an executed representation letter prepared by Buyer's accountants in a form not materially different from the form attached hereto as Exhibit C, provided that if the representation letter prepared by
               ---------
     Buyer's accountants is materially different from the form attached hereto as Exhibit C and is unacceptable to Seller, the parties shall in good faith
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     work together with Buyer's accountants to reach agreement on the form of such representation letter on commercially reasonable terms. If the parties are unable to reach agreement on the form of such representation letter by November 17, 1997, either party may terminate this Agreement by giving written notice of termination to the other party, which such termination shall be deemed a failure of a condition precedent to the Closing for purposes of Section 4.5.

     8.      ASSIGNMENT. Buyer acknowledges that Seller's rights and duties
             ----------
     under the Agreement may be assigned and delegated by Seller to a third party or parties and the Property conveyed to such third parties subject to Seller's rights and duties under the Agreement at any time without the consent of Buyer. Provided that Buyer shall perform all of its obligations and the transaction shall close on or before the Closing Date or Extended Closing Date if applicable, the Deposit and Extension Deposit (if applicable), shall be credited in partial payment of the Purchase Price regardless of whether such Deposits have been assigned or retained by Seller.

     9.      PURCHASE PRICE ALLOCATION. The parties agree that for financial and
             -------------------------
     income tax reporting of this transaction, the Purchase Price shall be allocated among the property purchased as set forth on Exhibit D attached
                                                            ---------
     hereto and incorporated herein by reference.

     10.     NO OTHER AMENDMENT. Except as amended hereby, the Agreement shall
             ------------------
     continue to be of full force and effect.

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

     11.     REVISED LOAN APPLICATION. Attached hereto as ExhibiT E, IS A
             ------------------------                     ---------
     revised purchase-Money First Mortgage Loan Application, which the parties agree shall replace and supersede the Purchase-Money First Mortgage Loan Application attached to the Agreement as Schedule I and shall constitute the "Application" as such term is defined in the Agreement. The parties agree that the form of Loan Documents attached to the Purchase-Money First Mortgage Loan Application attached hereto as Exhibit E have been approved
                                                  ---------
     by the parties.

                                      6A

            IN WITNESS WHEREOF, the parties have executed this Amendment as of the year and date first above written.

     THE PRUDENTIAL INSURANCE                BIG 4 FARMING LLC,
     COMPANY OF AMERICA,                     a limited liability company
     a New Jersey corporation

     By: /s/ R.T. ROBERTSON                  By: /s/ S. Craig Tompkins
        ---------------------                    -------------------------

     Title: Vice President                   Title: President
           ------------------                       ---------------------

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